UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23323

Procure ETF Trust II.
(Exact name of registrant as specified in charter)

16 Firebush Road, Levittown, PA 19056
(Address of principal executive offices) (Zip code)

Robert Tull, 16 Firebush Road, Levittown, PA 19056
(Name and address of agent for service)

1-866-690-3837
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

PROCURE

ETFs

Annual Report

October 31, 2020

Procure Space ETF
Ticker: UFO

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund's reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report (www.ProcureETFs.com).

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Procure Space ETF

TABLE OF CONTENTS
October 31, 2020

Procure Space ETF

Dear Procure Space ETF Shareholders:

We are pleased to present the annual report for the Procure Space ETF (Nasdaq: UFO).

UFO offers exposure to equity securities of companies focusing on the space economy, including space exploration, travel, research, and communications. The fund seeks to provide results that, before fees and expenses, correspond in general to the S-Network Space Index, licensed from S-Network Global Indexes.

During this turbulent time, progress continued in space-oriented activities. Many long-term planned projects, such as NASA’s Mars 2020 launch, went forward in order to stay within their optimal launch windows. New phones with 5G connectivity were introduced. More satellites and satellite networks were launched into the cosmos. So many satellites in space have created new market opportunities involving the removal of space debris and satellite traffic management.

Below is the performance of UFO until the end of October 2020. The S&P 500 Index had returns of -2.66%, 0.37%, 13.29%, 9.71%, and 10.35% for its one month, three month, six month, one year, and since inception time periods.

	1 MONTH	3 MONTH	6 MONTH	1 YEAR	YTD	SINCE INCEPTION 11/4/2019
MONTH END AS OF 10/31/2020
NAV %	-0.61	1.72	11.29	-18.93	-20.25	-10.41
Market Value %	-0.73	1.65	10.56	-19.14	-20.67	-10.46

Performance data quoted represents past performance and does not guarantee future results. The invest return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 866-690-ETFS (3837).

Expense ratios as of the prospectus dated 11/17/20: Gross 1.71%; Net 0.75%. The advisor has contractually agreed to limit fees and expenses until 10/31/21

This report provides financial statements and portfolio information for UFO reflecting its fiscal year November 1, 2019 to October 31, 2020. We are happy to report that the fund has been able to return a dividend to its shareholders every quarter except the 1st quarter of 2020.

Please visit the Fund’s website www.ProcureETFs.com for more information. If you have any questions, please contact your financial advisor or contact us at 1-866-690-3837. Alternatively, shareholders and investors can send their enquiries to: info@procureetfs.com

Procure Space ETF

We sincerely thank you for investing in UFO, the Procure Space ETF.

Sincerely,

Robert Tull
President
ProcureAM, LLC

Andrew Chanin
Chief Executive Officer
ProcureAM, LLC

The S-Network Space Index is designed to serve as fair, impartial and transparent measures of the performance of space industry equities. Key defining factors include:

Unique Fundamentally Based Methodology - The S-Network Space Index apply metrics that are specific to the space industry and are not applicable to other sectors or industries, resulting in highly idiosyncratic performance characteristics.

Pure Play - The S-Network Space Index focuses on companies that are significantly engaged in space-related activities, devoting 80% of the weight to a pure-play tranche.

Entirely Rules Based - The S-Network Space Index depends on clearly defined rules-based methodology, which is overseen by an impartial Index Committee. No discretion is exercised in compiling the index and a pre-defined screening protocol ensures a consistent, transparent and arms-length compilation process.

The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Procure Space ETF

Important Disclosures and Key Risks Factors

Investing involves risk. Principal loss is possible. The Fund is also subject to the following risks: Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the funds. Brokerage commissions will reduce returns. Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies. The exploration of space by private industry and the harvesting of space assets is a business based in the future and is witnessing new entrants into the market. Investments in the Fund will be riskier than traditional investments in established industry sectors. The Fund is considered to be concentrated in securities of companies that operate or utilize satellites which are subject to manufacturing delays, launch delays or failures, and operational and environmental risks that could limit their ability to utilize the satellites needed to deliver services to customers. Investing in foreign securities are volatile, harder to price, and less liquid than U.S. securities. Securities of small- and mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. The Fund is not actively managed so it would not take defensive positions in declining markets unless such positions are reflected in the underlying index. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. It is not possible to invest in an index.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Fund is distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Procure Space ETF

Average Annualized Returns	1 Year	Since Inception	Value of $10,000
Year Ended October 31, 2020	Return	(4/10/19)	(10/31/2020)
Procure Space ETF (NAV)	-18.93%	-10.41%	$8,424
Procure Space ETF (Market)	-19.14%	-10.46%	$8,418
S-Network Space Index	-18.67%	-9.71%	$8,528
S&P 500 Index	9.71%	10.35%	$11,660

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-866-690-3837.

The chart illustrates the performance of a hypothetical $10,000 investment made on April 10, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

Procure Space ETF

Top Ten Holdings as of October 31, 2020* (Unaudited)
	Security	% of Total Investments
1	SES S.A.	5.42%
2	ORBCOMM, Inc.	5.41%
3	Maxar Technologies, Inc.	5.41%
4	Weathernews, Inc.	5.17%
5	Garmin, Ltd.	5.07%
6	Sirius XM Holdings, Inc.	4.98%
7	Virgin Galactic Holding, Inc.	4.84%
8	Sky Perfect JSAT Holdings, Inc.	4.80%
9	Trimble, Inc.	4.74%
10	ViaSat, Inc.	4.65%

	Top Ten Holdings = 50.49% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

Procure Space ETF
Expense Example
For the Period Ended October 31, 2020 (Unaudited)

As a shareholder of Procure Space ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Procure Space ETF
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period^	Annualized Expense Ratio During the Period May 1, 2020 to October 31, 2020
Actual	$1,000.00	$1,112.90	$3.98	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.37	$3.81	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184/366 (to reflect the period from May 1, 2020 to October 31, 2020).

Procure Space ETF

Portfolio Composition as of October 31, 2020 (Unaudited)

As a Percentage of Total Investments

Procure Space ETF

Schedule of Investments
October 31, 2020

	Shares	Value
COMMON STOCKS - 99.4%
Australia - 0.0%
Diversified Telecommunication Services - 0.0%
SpeedCast International, Ltd. (a)(d)(e)	1,039,473	$0

France - 4.8%
Aerospace & Defense - 0.2% (b)
Thales SA	569	37,037
Media - 4.6% (b)
Eutelsat Communications SA	131,484	1,322,376
Total France		1,359,413

Israel - 3.6%
Communications Equipment - 3.5%
Gilat Satellite Networks, Ltd. (a)	171,902	1,029,693

Italy - 3.9%
Aerospace & Defense - 3.8% (b)
Avio SpA (a)	78,353	1,111,662
Leonardo SpA	1,928	9,181
Total Italy		1,120,843

Japan - 10.2%
Machinery - 0.0%
IHI Corp.	300	3,601
Media - 4.9% (b)
Sky Perfect JSAT Holdings, Inc.	329,500	1,402,597
Professional Services - 5.3%
Weathernews, Inc.	28,600	1,510,159
Total Japan		2,916,357

Luxembourg - 5.5%
Media - 5.5% (b)
SES SA	198,107	1,581,662

Netherlands - 0.7%
Aerospace & Defense - 0.7% (b)
Airbus SE	2,895	211,068

Switzerland - 5.2%
Household Durables - 5.2%
Garmin, Ltd.	14,238	1,481,037

Procure Space ETF

Schedule of Investments
October 31, 2020 (Continued)

	Shares	Value
United States - 65.5%
Aerospace & Defense - 21.5% (b)
Aerojet Rocketdyne Holdings, Inc. (a)	1,646	$53,363
Boeing Co.	4,487	647,878
L3Harris Technologies, Inc.	3,838	618,340
Lockheed Martin Corp.	1,866	653,343
Maxar Technologies, Inc.	61,295	1,579,572
Northrop Grumman Corp.	2,110	611,520
Raytheon Technologies Corp.	10,846	589,155
Virgin Galactic Holdings, Inc. (a)	81,108	1,412,901
Total Aerospace & Defense		6,166,072
Communications Equipment - 8.9%
EchoStar Corp. (a)	51,878	1,201,495
ViaSat, Inc. (a)	40,080	1,358,712
Total Communications Equipment		2,560,207
Containers & Packaging - 0.8%
Ball Corp.	2,512	223,568
Diversified Telecommunication Services - 12.5%
AT&T, Inc.	24,468	661,125
Iridium Communications, Inc. (a)	50,837	1,342,605
ORBCOMM, Inc. (a)	367,609	1,580,719
Total Diversified Telecommunication Services		3,584,449
Electronic Equipment, Instruments & Components - 4.8%
Trimble, Inc. (a)	28,791	1,385,711
Industrial Conglomerates - 1.7%
Honeywell International, Inc.	2,906	479,345
Media - 15.3% (b)
Comcast Corp.	16,078	679,135
DISH Network Corp. (a)	44,106	1,124,262
Loral Space & Communications, Inc.	65,734	1,144,429
Sirius XM Holdings, Inc.	253,688	1,453,632
Total Media		4,401,458
Total United States		18,800,810
TOTAL COMMON STOCKS (Cost $31,275,735)		28,500,883

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
First American Government Obligations Fund - Class X, 0.05% (c)	144,905	144,905
TOTAL SHORT-TERM INVESTMENTS (Cost $144,905)		144,905

Total Investments (Cost $31,420,640) - 99.9%		28,645,788
Other Assets in Excess of Liabilities - 0.1%		28,874
TOTAL NET ASSETS - 100.0%		$28,674,662

The accompanying notes are an integral part of these financial statements.

Procure Space ETF
Schedule of Investments
October 31, 2020 (Continued)

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) As of October 31, 2020, the Fund had a significant portion of its assets invested in the Media and Aerospace & Defense industries.
(c) Rate reflects annualized seven-day yield on October 31, 2020.
(d) Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(e) This security has been deemed illiquid according to the Fund's liquidity guidelines. The value of this security totals $0, which represents 0.0% of total net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

Procure Space ETF

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2020

Procure Space ETF
ASSETS
Investments in securities, at value*	$28,645,788
Receivables:
Dividends and interest receivable	47,747
Expense reimbursement by the Advisor	12,879
Total Assets	28,706,414

LIABILITIES
Payables:
Payable for Trustee fees	10,163
Payable for Chief Compliance Officer fees	2,716
Management fees payable	18,873
Total Liabilities	31,752
Net Assets	$28,674,662

NET ASSETS CONSIST OF:
Paid-in Capital	$36,026,278
Total Distibutable Earnings/(Accumulated Deficit)	(7,351,616)
Net Assets	$28,674,662

*Identified Cost:
Investments in securities	$31,420,640

Shares Outstanding^	1,375,000
Net Asset Value, Offering and Redemption Price per Share	$20.85

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

Procure Space ETF

STATEMENT OF OPERATIONS
For the Year ended October 31, 2020

Procure Space ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax of $19,281)	$289,368
Interest	465
Total Investment Income	289,833
Expenses:
Management fees	147,570
Trustee Fees	39,466
Chief Compliance Officer fees	32,596
Total expenses before reimbursement	219,632
Expense waiver by Advisor	(72,062)
Net Expenses	147,570
Net Investment Income	142,263

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(4,215,133)
In-Kind redemptions	2,098,931
Foreign currency translation	(5,233)
Net Realized Gain (Loss) on Investments and Foreign Currency	(2,121,435)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments	(3,186,960)
Foreign currency translation	199
Net Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency	(3,186,761)
Net Realized and Unrealized Gain (Loss) on Investments	(5,308,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,165,993)

The accompanying notes are an integral part of these financial statements.

Procure Space ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Period Ended October 31, 20191
OPERATIONS
Net investment income	$142,263	$14,106
Net realized gain (loss) on investments and foreign currency	(2,121,435)	(375,035)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(3,186,761)	412,628
Net increase (decrease) in net assets resulting from operations	(5,165,933)	51,699
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(141,601)	(14,106)
Return of capital	(30,923)	(6,644)
Total distributions from distributable earnings	(172,524)	(20,750)

CAPITAL SHARE TRANSACTIONS
Shares Sold	33,095,195	12,284,518
Shares Redeemed	(11,397,543)	-
Total capital share transactions	21,697,652	12,284,518
Net increase (decrease) in net assets	16,359,195	12,315,467
NET ASSETS
Beginning of Year/Period	12,315,467	-
End of Year/Period	$28,674,662	$12,315,467

Summary of share transactions is as follows:

	Year Ended October 31, 2020	Period Ended October 31, 20191
Shares Sold	1,375,000	475,000
Shares Redeemed	(475,000)	-
	900,000	475,000
Beginning Shares	475,000	-
Ending Shares	1,375,000	475,000

1 Fund commenced operations on April 10, 2019. The information presented is for the period from April 10, 2019 to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Procure Space ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended October 31, 2020	Period Ended October 31, 20191

Net Asset Value, Beginning of Year/Period	$25.93	$25.00
Income from Investment Operations:
Net investment income 2	0.16	0.04
Net realized and unrealized gain (loss) on investments	(5.06)	0.946
Total from investment operations	(4.90)	0.98
Less Distributions:
Distributions from net investment income	(0.15)	(0.03)
Distributions from return of capital	(0.03)	(0.02)
Total distributions	(0.18)	(0.05)
Capital Share Transactions:
Net asset value, end of year/period	20.85	25.93
Total Return	-18.93%	3.91%3

Ratios/Supplemental Data:
Net assets at end of year/period (000's)	$28,675	$12,315

Ratio of expenses to Average Net Assets:
Before waivers and reimbursements of expenses	1.12%	1.71%4
After waivers and reimbursements of expenses	0.75%	0.75%4

Ratio of Net Investment Income to Average Net Assets	0.72%	0.28%4
Portfolio Turnover Rate5	44%	17%3

1
Commencement of operations on April 10, 2019.
2
Calculated based on average shares outstanding during the year/period.
3
Not annualized.
4
Annualized.
5
Excludes the impact of in-kind transactions.
6
Net realized and unrealized gains (loss) per share in this caption are balancing amounts necessary to reconcile the change in nest asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions the period.

The accompanying notes are an integral part of these financial statements.

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020

NOTE 1 – ORGANIZATION

Procure Space ETF (the “Fund”) is a non-diversified series of Procure ETF Trust II (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on December 19, 2017. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “S-Network Space Index” (the “Underlying Index”) developed by S-Network Global Indexes (the “Index Provider”). The Fund commenced operations on April 10, 2019.

The Fund currently offers one class of Shares, which has no front-end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on Nasdaq, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants pay fixed transaction fees to offset the transfer and other transaction costs associated with the issuance and redemption of Creation Units. The fixed transaction fee will be the same regardless of the number of Creation Units issued or redeemed by an investor. The fixed transaction fee charged by the Fund for each creation and redemption order is $500. Fixed transaction fees may be waived when the Advisor or Sub-Advisor believes that waiver of the fee is in the best interest of the Fund. An additional variable fee of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) for creations or (expressed as a percentage value of the Fund Securities) for redemptions may be imposed for (1) creations/redemption effected outside the Clearing Process and (2) cash creations/redemptions (to offset the Fund's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit/Fund Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit/Fund Securities to the account of the Fund or on their order. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Money market funds are valued at NAV.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of October 31, 2020, the Fund held one Level 3 security.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

	Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The following table presents a summary of the Fund’s investments in securities, at fair value, as of October 31, 2020:

Procure Space ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$28,500,883	$—	$—*	$28,500,883
Short Term Investments	144,905	—	—	144,905
Total Investments in Securities	$28,645,788	$—	$—*	$28,645,788

Description	Common Stocks
Balance as of November 1, 2019	$-
Purchases	548,542
Sales proceeds and paydowns	-
Accreted discounts, net	-
Corporate Actions	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(548,542)
Transfers into/(out of) Level 3	-
Balance as of October 31, 2020	$-*

^ See Schedule of Investments for classifications by country and industry.
* Amount is less than $0.05.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Pennsylvania, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of October 31, 2020, management has reviewed the tax positions for open years (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to withholding or other taxes imposed by foreign countries.

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income are typically declared and paid for the Fund on a quarterly basis.  Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

G.
Share Valuation. NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of Shares outstanding for the Fund, rounded to the nearest cent. The Fund’s Shares will not be priced on the days on which the NYSE is closed for trading.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – PRINCIPAL RISKS

Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Aerospace and Defense Companies Risk - Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

Equity Securities Risk - The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities Risk - The Underlying Index contains equities listed in foreign markets. These securities markets are subject to various regulations, market trading times and contractual settlement dates. Market liquidity may also differ from the U.S. equity markets as many foreign market shares trade OTC and prices are not published to the official exchanges until after the trades are completed. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Consequently, this could lead to differences between the market price of the Fund’s shares and the value of the shares of its underlying portfolio holdings.

Index Construction Risk - A stock included in the Underlying Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that factor trait.

Issuer-Specific Changes Risk - The value of an individual security or type of security can be more volatile than the total market and can perform differently from the value of the total market. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Large-Capitalization Securities Risk - The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the total equity market. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended years of economic expansion.

Liquidity Risk - The Fund’s shares are subject to liquidity risk, which means that, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. Please also note that this adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. Further, the Underlying Index’s screening process requires that each component security have a three month average trading volume minimum of $1,000,000 on the date of the Underlying Index’s semi-annual reconstitution date, therefore the number of stocks available to the Underlying Index may be negatively affected during stressed market conditions.

Market Price Risk - Shares are listed for trading on Nasdaq, Inc. and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value (“NAV”) and supply and demand for Shares, among other factors. Although it is expected that the market price of

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain years, especially those of market volatility. The Investment Advisor cannot predict whether Shares will trade above (premium), below (discount) or at their NAV prices. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Non-Correlation Risk - The Fund’s return may not match the return of the Underlying Index. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Passive Management Risk - Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Underlying Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Underlying Index.

Satellite Companies Concentration Risk - The Fund is considered to be concentrated in securities of companies that operate or utilize satellites which are subject to manufacturing delays, launch delays or failures, and operational and environmental risks (such as signal interference or space debris) that could limit their ability to utilize the satellites needed to deliver services to customers. Some companies that operate or utilize satellites do not carry commercial launch or in-orbit insurance for the full value of their satellites and could face significant impairment charges if the satellites experience full or partial failures. Rapid and significant technological changes in the satellite communications industry or in competing terrestrial industries may impair a company’s competitive position and require significant additional capital expenditures. There are also regulatory risks associated with the allocation of orbital positions and spectrum under the International Telecommunication Union (“ITU”) and the regulatory bodies in each of the countries in which companies provide service. In addition, the ground facilities used for controlling satellites or relaying data between Earth and the satellites may be subject to operational and environmental risks (such as natural disasters) or licensing and regulatory risks. If a company does not obtain or maintain regulatory authorizations for its satellites and associated ground facilities, it may not be able to operate its existing satellites or expand its operations.

Small and Mid-Capitalization Securities Risk - The Fund may be subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell small- and mid-capitalization securities at a desired time or price. Small-and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small- and mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.

Space Industry Risk - The exploration of space by private industry and the utilization of space assets is a business focused on the future and is witnessing new entrants into the market. This is a global

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

event with a growing number of corporate participants looking to meet the future needs of a growing global population. Therefore, investments in the Fund will be riskier than traditional investments in established industry sectors and the growth of these companies may be slower and subject to setbacks as new technology advancements are made to expand into space.

Natural Disaster/Epidemic Risk - Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and ProcureAM, LLC (the “Advisor”), the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Advisory Agreement, the Advisor agrees to pay all expenses of the Trust, except brokerage and other transaction expenses including taxes; legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder. For services provided to the Fund, the Fund pays the Adviser 0.75% at an annual rate based on the Fund’s average daily net assets. Certain officers and an Interested Trustee of the Trust are affiliated with the Advisor. Those officers’ and Interested Trustee’s compensation is paid for by the Advisor.

Penserra Capital Management, LLC serves as the Sub-Advisor (the “Sub-Advisor”) to the Fund. The Sub-Advisor has overall responsibility for selecting and continuously monitoring the Fund’s investments. The Advisor compensates the Sub-Advisor for these services under a sub-advisory agreement between the two entities. The Advisor has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two entities. U.S. Bank National Association, an affiliate of U.S. Bank Global Fund Services, serves as the Fund’s custodian pursuant to a custody agreement. Quasar Distributors, LLC, serves as the Fund’s distributor pursuant to a distribution agreement.

The Fund pays, in the aggregate, each Independent Trustee an annual fee of $12,000. The Chairmen of the Audit Committee, the Valuation Committee and the Nominating and Governance Committee each receive an additional annual fee of $1,000. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at Board Meetings. The Fund paid Vigilant Compliance, LLC $4,000 per month for Chief Compliance Officer (CCO) fees from the period October 1, 2020 through January 31, 2020. The Fund pays Cipperman Compliance, LLC $36,000 annually less a 10% discount for the initial two years for CCO fees effective February 1,

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

2020. During the fiscal year ended October 31, 2020, the Advisor paid $72,062, in the aggregate, for Trustee, CCO fees on the Fund's behalf, as a contractual waiver of its management fee. Such contractual waivers are not subject to recoupment by the Advisor. This Agreement with respect to the Fund shall continue in effect until October 31, 2021, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s daily average net assets. For the year ended October 31, 2020 the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended October 31, 2020:

Purchases	Sales
$8,817,877	$8,571,880

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended October 31, 2020:

Purchases	Sales In-
In-Kind	Kind
$32,759,422	$11,359,849

There were no purchases or sales of U.S. Government obligations for the year ended October 31, 2020.

During the year ended October 31, 2020, the Fund paid $5,250 brokerage commissions on trades of securities to Penserra Securities, LLC, an affiliate of the Sub-Adviser.

NOTE 7 – FEDERAL INCOME TAXES

The components of distributable earnings/(accumulated deficit) and cost basis of investments for federal income tax purposes at October 31, 2020 were as follows:

Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$32,476,092	$2,554,196	$(6,383,781)	$(3,829,585)

Undistributed Ordinary Income	Undistributed Long-term Gain	Other Accumulated (Loss)	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$—	$—	$(3,522,031)	$(3,829,585)	$(7,351,616)

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales.

As of October 31, 2020, the Fund had accumulated capital loss carryovers of:

Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
$3,201,902	$314,898	Indefinite

Under current tax law, late-year ordinary losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred $5,231 of late-year ordinary losses for the tax year ending October 31, 2020.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications relate to redemptions in-kind and return of capital distributions and have no effect on net assets or net asset value per share.

For the fiscal year ended October 31, 2020, the following table shows the reclassifications made:

Total Distributable Earnings (Loss)	Paid in Capital
$(2,081,675)	$2,081,675

The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2020, and the period ended October 31, 2019 as follows:

Year Ended		Period Ended
October 31, 2020		October 31, 2019
From	From	From	From
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$141,601	$30,923	$14,106	$6,644

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal year that materially impacted the amounts or disclosures in the Fund’s financial statements through the date the financial statements were issued.

Procure Space ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Procure Space ETF and
Board of Trustees of Procure ETF Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Procure Space ETF (the “Fund”), a series of Procure ETF Trust II, as of October 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2020

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.ProcureETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
UFO	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020 was as follows:

Fund Name	Qualified Dividend Income
UFO	100.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission ("SEC") on Form N-Q or Part F of Form N-PORT. The Fund's Form N-Q or Part F of Form N-PORT is available on the website of the SEC at www.sec.gov. The Fund's portfolio holdings are posted on their website at www.ProcureETFS.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-866-690-3837, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ProcureETFs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-866-690-3837 or by accessing the SEC’s website at www.sec.gov.

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited) (Continued)

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

The Board (the members of which are referred to as “Trustees”) of the Trust met telephonically on September 23, 2020, to consider the renewal and continuance of (1) the Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor and (2) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor. The Board considered the Advisory Agreement and the Sub-Advisory Agreement and the continued engagements of the Advisor and the Sub-Advisor separately.

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor and the Sub-Advisor relevant to the Board’s consideration of whether to renew each of the Advisory Agreement and Sub-Advisory Agreement. In connection with considering approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. The consideration of the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by each of the Advisor and the Sub-Advisor; (2) the investment performance of each of the Advisor and the Sub-Advisor; (3) the costs of the services to be provided and profits to be realized by each of the Advisor and the Sub-Advisor and their affiliates from the relationship with the Trust; (4) the extent to which economies of scale would be realized as the Fund grows; (5) any benefits derived or to be derived by each of the Advisor and the Sub-Advisor from the relationship with the Trust; and (6) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Advisory Agreement, the Sub-Advisory Agreement; (2) information describing the Advisor, the Sub-Advisor and the services provided thereby; (3) information regarding the compliance programs of the Advisor and the Sub-Advisor; (4) copies of the Forms ADV for the Advisor and the Sub-Advisor; and (5) memoranda and guidance from counsel to the Trust on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, the Board was provided data comparing the advisory fees and expected expenses of the Fund with expenses and performance of other exchange-traded funds (“ETFs”) and mutual funds with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees, including the Independent Trustees, considered and discussed the following with respect to the Fund:

1. The nature, extent and quality of the facilities and services proposed to be provided by each of the Advisor and the Sub-Advisor. The Board received information on and considered the division of responsibility of services to be provided by the Advisor and the Sub-Advisor, including the fact that portfolio management will be conducted by the Sub-Advisor. The Board reviewed the experience and resources that the Sub-Advisor had in managing strategies similar to those proposed for the Fund, including information regarding the education and experience of management and investment personnel.

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited) (Continued)

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

The Board determined that the Fund would likely benefit from the services and resources available from the Advisor and the Sub-Advisor, in respect of their responsibilities. In particular, they noted the extensive experience of the Sub-Advisor’s management personnel in developing and administering strategies that would be utilized by the Fund, as well as the performance history of the Sub-Advisor since its inception.

2. The Advisory Fees Paid by and Overall Expenses of the Fund. The Board considered comprehensive data and information comparing the advisory fees and expected expense ratios of the Fund. Although the Board determined that the Fund was distinct in ways from its peer group of ETFs and mutual funds, the Board determined that the advisory fees charged and overall expenses of the Fund were competitive and in line with the related universe of funds. In light of the nature, quality, and extent of services provided by the Advisor and Sub-Advisor and the costs incurred by the Advisor and Sub-Advisor in rendering those services, the Board concluded that the level of fees paid to the Advisor and Sub-Advisor with respect to the Fund were fair and reasonable.

3. Brokerage and portfolios transactions. The Board was presented with materials and a thorough discussion of the brokerage practices of the Advisor. The Advisor presented on its execution policies and the Sub-Advisor discussed its policies and procedures for allocating brokerage. The Independent Trustees determined the brokerage policies of both the Advisor and Sub-Advisor would benefit the Fund.

4. Financial condition of each of the Advisor and the Sub-Advisor. After considering information relating to the financial condition of the Advisor and Sub-Advisor, as well as the expected fees and operating costs relating to the management of the Fund, the Board determined that each of the Advisor and Sub-Advisor would be capable of continuing to provide services to the Fund.

5. Possible conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Fund, soft-dollar arrangements and the brokerage policies of the Advisor (including a discussion of the execution policies of the Advisor), and the substance and administration of the Codes of Ethics of the Trust, the Advisor and the Sub-Advisor. The Board determined that the personnel and compliance policies of the Trust, Advisor and Sub-Advisor were each well designed to monitor and address conflicts of interest.

6. Effect of the Fund’s growth and size on its investment performance and expenses. The Board considered information relating to the seeding and expected initial trading of the Fund. It determined that the expense ratios of the Fund were well suited in light of expectations for asset accumulation and projected growth therefrom.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rate and total expense ratios are reasonable in relation to the services provided by the Advisor to the Fund, as well as the costs incurred and the benefits gained by the Advisor in providing such services. The Board also found the investment advisory fees paid to the Advisor to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar anticipated size. As a result, all of the Board members, including the Independent Trustees, approved the continuance and renewal of the Advisory Agreement.

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited) (Continued)

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

With respect to the Sub-Advisor and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the sub-advisory fee rate and total expense ratios are reasonable in relation to the services provided by the Sub-Advisor to the Fund, as well as the costs incurred and the benefits gained by the Sub-Advisor in providing such services. As a result, all of the Trustees, including the Independent Trustees, approved the continuance and renewal of the Sub-Advisory Agreement.

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited) (Continued)

Board of Trustees

Members of the Board and Officers of the Trust. Set forth below are the names, years of birth, position with the Trust, term of office, portfolios supervised and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

John L. Jacobs(1959)	Trustee	Term: Unlimited Served as Trustee: since October 2018	Alerian (Chairman, June 2018 to Present); Georgetown University (Academic Staff, 2015 to Present);Nasdaq (Executive Vice President and Senior Advisor, 2013-2016)	1	Horizons Trust ETFs (Independent Trustee); AWA ETFs (Independent Trustee); Listed Funds Trust (Independent Trustee)

Erik A. Liik(1958)	Trustee	Term: UnlimitedServed asTrustee: sinceOctober 2018	ETF Development & Distribution Consultant (2012 to Present)	1	N/A

James H. Brenner(1984)	Trustee	Term: Unlimited Served as Trustee: since October 2018	Triton Partners (Investor Relations, 2019 to Present); Patria Investments(Business Development/Investor Relations, 2016 to 2019);PineBridge Investments (Asset Manager, 2010-2016)	2	Procure ETF Trust I (Independent Trustee)

Procure Space ETF

SUPPLEMENTARY INFORMATION
October 31, 2020 (Unaudited) (Continued)

Board of Trustees (Continued)

Interested Trustee

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Robert Tull (4) (1952)	Chairman, Trustee and President	Term: UnlimitedServed sinceOctober 2018	ProcureAM, LLC (President, 2017 to Present), Procure Holdings LLC (President, 2018 to Present);Robert Tull & Co. (President, 2005 to Present)	2	Virtus ETFs, Procure ETF Trust I (Interested Trustee)

Other Officers

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s)During Past 5 Years

Stacey Gillespie(1974)	Chief Compliance Officer	Term: Unlimited Served since February 2020	Cipperman Compliance Services, LLC (Managing Director, 2015 to Present); Boenning & Scattergood, Inc. (Chief Compliance Officer, 2007 to 2015)

Andrew Chanin(1985)	Secretary	Term: Unlimited Served since October 2018	Procure Holdings LLC (Chief Executive Officer, 2018 to Present); ProcureAM, LLC (CEO, 2017 to Present); PureShares, LLC (CEO/COO 2011 to Present)

Adrienne Binik-Chanin(1951)	Treasurer, Chief Financial Officer and Principal Accounting Officer	Term: Unlimited Served since October 2018	Procure Holdings, LLC (CFO, 2018 to Present), ProcureAM LLC (CFO, 2017 to Present); PureShares, LLC (Accountant, 2015 to Present); Chester Medical Associates (Comptroller, 1990 to Present)

(1)
The address of each Trustee or officer is c/o ProcureAM, LLC, 16 Firebush Road, Levittown, Pennsylvania 19056.’

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Fund and the funds of Procure ETF Trust I.

(4)
Robert Tull is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with the Advisor.

Procure Space ETF

Liquidity Risk Management Program (Unaudited)

As required by Rule 22e-4 (“Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), and by the Procure ETF Trust II Liquidity Risk Management Program (“Program”), ProcureAM, in its capacity as the administrator of the Program (“Administrator”), has prepared this written report (“Report”) to the Board. The Report covers the period from December 1, 2019 through October 31, 2020 (“Review Period”).

This Report (i) addresses the operation of the Program; (ii) assesses the adequacy and effectiveness of the Program’s implementation; and (iii) addresses any material changes to the Program.

Pursuant to the Liquidity Rule’s requirements, the Program has been reviewed by the Fund’s Board of Trustees. At a recent meeting of the Fund’s Board of Trustees, the Board received a written report prepared by the Program’s Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

The report stated that, during the Reporting Period, there were no material changes made to the Program, there were no material liquidity events that impacted the Fund, and the Fund did not adopt a Highly Liquid Investment Minimum because, as an In-Kind ETF, the Fund is invested primarily in highly liquid investments.

The report concluded that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund’s liquidity developments.

Executive Summary

In view of its experiences administering the Program during the Review Period, an overview of which is provided below, the Administrator considers the Program to be operating effectively to assess and manage the liquidity risk of the Procure Space ETF and further believes that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund’s liquidity developments. No material changes to the Program have occurred during the Review Period or are contemplated.

Overview of the Program’s Administration

The Board approved the designation of ProcureAM LLC as administrator of the Program.

The Administrator has established a Compliance Committee (the “Committee”) to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program. The Committee consists of certain representatives of the Administrator from various functional areas. The Committee may consult with other personnel of the Administrator and the Fund’s service providers, including US Bank and the Fund’s sub-adviser, Penserra (the “Sub-Adviser”).

During the Review Period, the Administrator reviewed liquidity data, information relating to the Fund’s liquidity risk and compliance with the 15% limit on illiquid investments, and other operational aspects of the Program. The following section provides additional detail on the Administrator’s undertakings with respect to the primary operational components of the Program.

Overview of the Program’s Operation and Implementation During the Review Period

The Program consists of four primary operational components: liquidity risk assessment, liquidity classifications, highly liquid investment minimum (“HLIM”) provisions and the 15% limit on illiquid investments.

Procure Space ETF

Liquidity Risk Assessment. The Liquidity Rule and the Program contemplate an assessment of the Fund’s liquidity risk1 on at least an annual basis taking into consideration certain enumerated factors (the “Liquidity Risk Factors”), to the extent the Administrator deems such factor(s) applicable with respect to the Fund. The Program include a framework with regard to each Liquidity Risk Factor to facilitate the Administrator’s consideration of such factors as part of the liquidity risk assessment, as well as a liquidity risk assessment process overview that provides a flexible set of suggested process steps for undertaking the liquidity risk assessment.

The Administrator has completed its annual liquidity risk assessment for the Fund. The Administrator believes that the Fund’s liquidity risk remains within appropriate parameters and that the Fund’s investment strategy is appropriate for an open-end fund. In reaching these conclusions, the Administrator reviewed a variety of data points relating to the Liquidity Risk Factors, including, without limitation, that the Fund holds only publicly traded equity securities that are deemed to be highly liquid investments and has a disperse retail shareholder base. The Administrator also took into consideration data on the Fund’s aggregate liquidity classifications and 15% limit compliance, each as discussed further below. The Administrator is not recommending any changes in the management of the Fund’s liquidity risk in light of the liquidity risk assessment.

Liquidity Classifications. The Procure Space ETF is an In-Kind ETF and as such is exempt from the classification requirements of the Liquidity Rule. As defined by the program an In-Kind ETF means an ETF that meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and that publishes its portfolio holdings daily. The Compliance Committee regularly reviews the in-kind status of the Fund. Based upon its review, the Committee has determined that the in-kind status of the Procure Space ETF has not changed since the implementation of the Program, and as such the fund is not required to classify its underlying holdings.

Highly Liquid Investment Minimum. As discussed with the Board, the Fund did not adopt an HLIM because the Fund is invested primarily in highly liquid investments. The Administrator continues to believe, based on the composition of the Fund over the first year of the Program, that an HLIM is not needed. Should the underlying holdings of the Fund change due to strategy or objective changes, the Administrator will consider whether to adopt an HLIM.

15% Limit on Illiquid Investments. The Liquidity Rule prohibits the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund’s illiquid investments that are assets would exceed 15% of its net assets. The Liquidity Rule also requires certain Board and regulatory reporting any time the Fund’s holdings of illiquid investments that are assets exceed 15% of the Fund’s net assets.

The Program includes provisions for monitoring for compliance with the Liquidity Rule’s 15% limit provisions, and compliance with the 15% limit is monitored for the Fund on a daily basis. At no point during the Reporting Period did the Fund breach the 15% limit.

*             *            *
____________
1
The Liquidity Rule defines the Fund’s “liquidity risk” to mean the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

Procure Space ETF

PRIVACY POLICY
October 31, 2020 (Unaudited)

ProcureAM has adopted policies and procedures to protect the “nonpublic personal information” of natural person consumers and customers and to disclose to such persons, policies and procedures for protecting that information. Nonpublic personal information includes nonpublic “personally identifiable financial information” plus any list, description or grouping of customers that is derived from nonpublic personally identifiable financial information. Such information may include personal financial and account information, information relating to services performed for or transactions entered into on behalf of clients, advice provided by ProcureAM to clients, and data or analyses derived from such nonpublic personal information. ProcureAM must also comply with the California Financial Information Privacy Act (SB1) if the Firm does business with California consumers.

Regulation S-ID – Applicability of Identity Theft Red Flag Rules

An adviser registered or required to be registered with the SEC that falls within the scope of the SEC's Identity Theft Red Flag Rules (the "Rules") is required to adopt policies and procedures to detect and respond appropriately to identity theft red flags.

An adviser that is a "financial institution" or "creditor" that offers and maintains one or more "covered accounts" is required to adopt and implement a written Identity Theft Prevention Program with respect to all "covered accounts". For purposes of the Rules, identity theft is referred to as a fraud committed or attempted using the identifying information of another person without authority.

The Managing Partners along with the CCO are responsible for reviewing, maintaining and enforcing these policies and procedures to ensure meeting ProcureAM's client privacy goals and objectives while at a minimum ensuring compliance with applicable federal and state laws and regulations.

ProcureAM has adopted the following procedures to implement, review, monitor and ensure the Firm's policy is observed, implemented properly and amended or updated, as appropriate:

ProcureAM maintains safeguards to comply with federal and state standards to guard each client's nonpublic personal information. ProcureAM does not share any nonpublic personal or information on a consolidated basis with any nonaffiliated third parties, except in the following circumstances:

●
As necessary to provide the service that the client has requested or authorized, or to maintain and service the client's account;
●
As required by regulatory authorities or law enforcement officials who have jurisdiction over ProcureAM, or as otherwise required by any applicable law;
●
To the extent reasonably necessary to prevent fraud and unauthorized transactions.

Employees are prohibited, either during or after termination of their employment, from disclosing nonpublic personal information to any person or entity outside ProcureAM, including family members, except under the circumstances described above. An employee is permitted to disclose nonpublic personal information only to such other employees who need to have access to such information to deliver our services to the client.

Advisor
ProcureAM, LLC
16 Firebush Road
Levittown, PA 19056

Sub-Advisor
Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, CA 94563

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave, Suite 1250
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Fund Accountant, Transfer Agent and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Chapman & Cutler LLP
1270 Avenue of the Americas, 30th Floor
New York, NY 10020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust's level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a). Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b). Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Procure ETF Trust II

By (Signature and Title)* /s/ Robert Tull
Robert Tull, Principal Executive Officer/President

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Robert Tull
Robert Tull, Principal Executive Officer/President

Date  December 28, 2020

By (Signature and Title)*/s/ Adrienne Binik-Chanin
Adrienne Binik-Chanin, Chief Financial Officer

Date  December 28, 2020

* Print the name and title of each signing officer under his or her signature.